SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                          (Amendment No.             )

Filed by the Registrant [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]     Confidential, For Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))


                           SRI/SURGICAL EXPRESS, INC.
                (Name of Registrant as Specified in Its Charter)



                                  COMPANY NAME
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                           SRI/SURGICAL EXPRESS, INC.

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To Be Held On May 16, 2001

Dear Shareholder:

      The Annual Meeting of Shareholders of SRI/Surgical Express, Inc. (the "Company"), formerly Sterile Recoveries, Inc., will be held on Wednesday, May 16, 2001, at 10:00 a.m., local time, at the Company's corporate headquarters located at 12425 Racetrack Road, Tampa, Florida 33626, for the following purposes:

      1. To elect two directors to serve until the 2004 Annual Meeting of Shareholders and to hold office until their successors are duly elected and qualified.

      2. To approve an amendment to the Company's 1996 Non-Employee Director Stock Option Plan.

      3.  To approve amendments to the Company's 1998 Stock Option Plan.

      4.  To ratify the appointment of independent auditors.

      5. To transact other business that properly comes before the meeting or any adjournment of the meeting.

      These items of business are more fully described in the Proxy Statement accompanying this Notice.

      All shareholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                      THE BOARD OF DIRECTORS

Tampa, Florida
April 2, 2001

         Important: Whether or not you plan to attend the meeting, you are requested to complete and promptly return the enclosed proxy in the envelope provided.

                           SRI/SURGICAL EXPRESS, INC.

                               ------------------

                                 PROXY STATEMENT
                                       FOR
                       2001 ANNUAL MEETING OF SHAREHOLDERS

                               ------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      The enclosed proxy is solicited on behalf of SRI/Surgical Express, Inc. (the "Company"), formerly Sterile Recoveries, Inc., from the Company's Shareholders for use at the Annual Meeting of Shareholders to be held on Wednesday, May 16, 2001, at 10:00 a.m., local time, and at any adjournment of the meeting, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Company's corporate offices located at 12425 Racetrack Road, Tampa, Florida. The Company's principal executive office is located at 12425 Racetrack Road, Tampa, Florida 33626 and its telephone number at that location is (813) 891-9550.

      These proxy solicitation materials were mailed on or about April 4, 2001, together with the Company's 2001 Annual Report to Shareholders, to all shareholders entitled to vote at the meeting.

VOTING AND SOLICITATION

      Only shareholders of record at the close of business on March 20, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. The Company has two classes of outstanding voting securities, its Common Stock and its Series A Preferred Stock. As of the Record Date, 5,670,894 shares of the Company's Common Stock and 566,667 shares of the Company's Series A Preferred Stock were outstanding. For information regarding security ownership by management and by the beneficial owners of 5% or more of either the Company's Common Stock or its Series A Preferred Stock, see "Other Information - Share Ownership by Principal Shareholders and Management."

      Each shareholder is entitled to one vote for each share of Common Stock and one vote for each share of Series A Preferred Stock on all matters presented at the Annual Meeting. The holders of Common Stock and Series A Preferred Stock will vote together as one group in the election of directors and other matters presented at the annual meeting. Shareholders do not have the right to cumulate their votes in the election of directors.

      The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Certain of the Company's directors, officers, and regular employees, without additional compensation, may also solicit proxies personally or by telephone, telegram, letter or facsimile.

REVOCABILITY OF PROXIES

      Any proxy given pursuant to this solicitation may be revoked by the person giving it at anytime before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

      The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of both Common Stock and Series A Preferred Stock outstanding on the Record Date. Shares that are voted "FOR," "AGAINST," or "WITHHELD" from a matter are treated as being present at the meeting for purposes of establishing a quorum and are also treated as votes eligible to be cast by the shareholders present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter with respect to such matter. Abstentions are counted in determining whether a quorum is present, but are not counted in determining the number of shares voted for or against any nominee for director or any proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or the number of shares for or against any nominee for election as a director or any proposal.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

      Shareholders desiring to have proposals considered for inclusion in the proxy statement and form of proxy for the 2002 Annual Meeting of Shareholders must furnish the proposals to the Company before December 2, 2001 .

FISCAL YEAR END

      The Company's fiscal year ends on the Sunday nearest December 31.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

      The Company's Board of Directors is divided into three classes of two directors each, with the members of each class serving three-year terms expiring at the third annual meeting of shareholders after their election. Two directors are to be elected at the Annual Meeting, each to serve a term of three years. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's two nominees named below, both of whom are presently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until a successor has been elected and qualified.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES LISTED
BELOW:


NAME                           AGE     PRINCIPAL OCCUPATION                       TERM
----                           ---     --------------------                       EXPIRES
                                                                                  -------
Wayne R. Peterson..........    49      Executive Vice President of the CompANy    2004

N. John Simmons, Jr........    45      President of Quantum Capital Partners,     2004
                                       Inc.

      WAYNE R. PETERSON has been the Company's Executive Vice President and a director since the Company's inception. Mr. Peterson in 1991 co-founded the Company's predecessor, Amsco Sterile Recoveries, Inc., and served as its Vice President until the Company acquired it in 1994. Before joining Amsco Sterile Recoveries, Mr. Peterson was President of Agora Development, Inc., a real estate development company that from 1987 to 1991 developed projects totaling 2,000,000 square feet in four states (California, Nevada, Arizona, and Illinois) for a total combined value of $278 million. Mr. Peterson is the brother-in-law of Richard T. Isel, the Company's Chairman, President and Chief Executive Officer.

      N. JOHN SIMMONS, JR. has been a director of the Company since February 14, 2001. Between 1976 and 1993, Mr. Simmons was a partner with KPMG Peat Marwick, servicing a number of privately and publicly held companies in the Tampa Bay area. From 1993 to 1995, he served as Chief Financial Officer of Checkers Drive-In Restaurants. From 1995 to 1998, he was Vice President and Controller for Eckerd Corporation. Since December 1998, Mr. Simmons has been President of Quantum Capital Partners, a privately held venture capital firm.

DIRECTORS WHOSE TERMS WILL CONTINUE AFTER THE ANNUAL MEETING

      The following directors will continue to serve after the Annual Meeting for terms that expire in 2002 or 2003 as specified:


                                                                                              TERM
NAME                                   AGE      PRINCIPAL OCCUPATION                          EXPIRES
----                                   ---      --------------------                          -------
James T. Boosales .............        57       Executive Vice President and Chief            2003
                                                Financial Officer of the Company

James M. Emanuel...............        52       Consultant                                    2002

Richard T. Isel................        57       Chairman, President and Chief Executive       2002
                                                Officer of the Company

Lee R. Kemberling..............        75       Owner and President of Kemco Systems, Inc.    2003

      JAMES T. BOOSALES has been the Company's Executive Vice President and Chief Financial Officer and a director since the Company's inception in 1994. He served as President, International, of Fisher-Price, Inc., a $200 million division of this toy and juvenile products company, from 1990 through 1993. Before joining Fisher-Price, Inc., Mr. Boosales served in several senior executive capacities with General Mills, Inc., including President, International, for Kenner Parker Toys, Inc./Tonka Corp. from 1985 to 1989, during and after its spin-off as a public company, and President of Foot-Joy, Inc. from 1982 to 1985.

      JAMES M. EMANUEL has been a director of the Company since May 2, 1996. Between January 1984 and June 1997, he served as the Chief Financial Officer of Lincare, Inc., a national provider of respiratory therapy services for patients with pulmonary disorders. He also served as the Chief Financial Officer of Lincare Holdings, Inc. between November 1990 and June 1997. Mr. Emanuel also served as a director of Lincare, Inc. and Lincare Holdings, Inc. from November 1990 to June 1997. Mr. Emanuel has engaged in private investment activities since his retirement from Lincare Holdings, Inc. in June 1997.

      RICHARD T. ISEL has been the Company's Chairman and Chief Executive Officer since January 1998 and a director since the Company's inception in 1994. Mr. Isel was the Company's President and Chief Executive Officer from the Company's inception through December 1997 and reassumed the position of President in January 2000. Mr. Isel in 1991 co-founded the Company's predecessor, Amsco Sterile Recoveries, Inc., and served as its President and a director until November 1993. From November 1993 until August 1994, Mr. Isel engaged in private investment activities and arranged the Company's acquisition. Before starting Amsco Sterile Recoveries, Mr. Isel was a founder and the chief executive officer of Sterile Design, Inc., a manufacturer of sterile custom procedure trays.

      LEE R. KEMBERLING, an initial investor in the Company, has been a director of the Company since its inception. Mr. Kemberling is the founder, and since 1969 has been sole shareholder and President of, Kemco Systems, Inc., a developer and manufacturer of commercial and industrial wastewater heat recovery systems, including systems used in the Company's operations.

REQUIRED VOTE

      The two nominees receiving the highest number of affirmative votes of the shares of Common and Series A Preferred Stock present or represented and entitled to be voted for them shall be elected as directors. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum for the transaction of business, but have no further legal effect under Florida law.

BOARD MEETINGS AND COMMITTEES

      The Board of Directors of the Company held a total of four meetings and took action by written consent nine (9) times during the 2000 fiscal year. Each director who served as such during the fiscal year ended December 31, 2000, attended at least 75% of the meetings of the Board and the committees of the Board on which he served during that year. The Board of Directors has a Compensation Committee and an Audit Committee.

      The Compensation Committee, which currently consists of Messrs. Kemberling and Emanuel, reviews specific compensation plans, salaries, bonuses, and other benefits payable to the Company's executive officers and makes recommendations to the Board of Directors with respect to those matters. During 2000, the Compensation Committee held one meeting.

      The Audit Committee, which currently consists of Messrs. Emanuel, Kemberling, and Simmons, reviews and evaluates the results and scope of the audit and other services provided by the Company's independent auditors. Each member of the Audit Committee is an "independent director" of the Company, as the term "independent director" is defined in National Association of Securities Dealers' Rule 4200(a)(15). The Board of Directors of the Company has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The Audit Committee reviews its charter annually and updates it as appropriate. During 2000, the Audit Committee held two meetings.

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

      The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls.

      In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees).

      In addition, the Audit Committee received from the independent auditors the written disclosures and the letter relating to the independent auditors' independence, as required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management.

      The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations, the evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

      In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000, for filing with the Securities and Exchange Commission. The Audit Committee and the Board also have recommended, subject to shareholder approval, the selection of the Company's independent auditors.

                                               By the Audit Committee:
                                               James M. Emanuel
                                               Lee R. Kemberling
                                               N. John Simmons, Jr.

COMPENSATION OF DIRECTORS

      Directors who are not employees of the Company receive $1,000 per Board or Committee meeting attended. In addition, for each year of any term to which he is elected, each outside director receives options to purchase 4,000 shares of Common Stock under the 1996 Non-Employee Director Stock Option Plan. All options become exercisable ratably over the director's term and have an exercise price equal to the fair market value of the Company's Common Stock on the date of grant.

SHARE OWNERSHIP BY PRINCIPAL SHAREHOLDERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of Common Stock and Series A Preferred Stock as of February 27, 2001, with respect to: (i) each of the Company's directors and the executive officers named in the Summary Compensation Table below, (ii) all directors and officers of the Company at fiscal year end as a group; and (iii) each person known by the Company to own beneficially more than 5% of the Common Stock or the Series A Preferred Stock. Each of the shareholders listed below has sole voting and investment power over the shares beneficially owned. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which the individual has sole or shared voting power or investment power and also any shares as to which the individual has the right to acquire within 60 days of February 27, 2001, through the exercise of any stock option or other right. A total of 5,670,894 shares of the Company's Common Stock and 566,667 of the Company's Series A Preferred Stock were issued and outstanding as of February 27, 2001.


                                                           SHARES             PERCENTAGE
BENEFICIAL OWNER (1)                 CLASS OF STOCK   BENEFICIALLY OWNED  BENEFICIALLY OWNED
--------------------                 --------------   ------------------  ------------------
Richard T. Isel (2)                  Common                 920,829             16.2%
Wayne R. Peterson (3)                Common                 897,200             15.8
James T. Boosales (4)                Common                 817,500             14.4
Lee R. Kemberling (5)                Common                 362,012              6.4
James M. Emanuel (6)                 Common                  33,500              1.0
Gary L. Heiman and
  Standard Textile Co., Inc.         Common (7)             574,667              9.2
                                     Preferred (8)          566,667            100.0
Paradigm Capital Management, Inc.    Common                 354,800              6.3
T. Rowe Price Associates, Inc. (9)   Common                 298,500              5.3
All directors and officers
  as a group (6 persons) (10)        Common               3,605,708             57.4
                                     Preferred              566,667            100.0%

-------------------

(1) The business address for Richard T. Isel, Wayne R. Peterson, and James T. Boosales is 12425 Racetrack Road, Tampa, Florida 33626. The business address for Lee R. Kemberling is 11500 47th Street North, Clearwater, Florida 34622. The business address for James M. Emanuel is 120 14th Street, Belleair Beach, Florida 33786. The business address for Gary L. Heiman is One Knollcrest Drive, Cincinnati, Ohio 45237. The business address for Paradigm Capital Management, Inc. is Nine Elk Street, Albany, New York 12207. The business address for T. Rowe Price Associates, Inc. is 100 E. Pratt Street, Baltimore, Maryland 21202.

(2) Includes 720,829 shares of Common Stock owned by the Isel Family Limited Partnership, a Colorado limited partnership of which Isel Holdings, Inc., a Colorado corporation, is the general partner. Mr. Isel and his wife, Marcy, jointly own all of the issued and outstanding voting stock of Isel Holdings, Inc.

(3) Includes 75,000 shares of Common Stock owned by the Wayne R. Peterson Grantor Retained Annuity Trust, as to which Mr. Peterson has sole voting and dispositive power as trustee, and 75,000 shares of Common Stock owned by the Theresa A. Peterson Grantor Retained Annuity Trust, as to which Mrs. Peterson, Mr. Peterson's wife, has sole voting and dispositive power as trustee. Also includes 747,200 shares of Common Stock owned by the Peterson Partners, Ltd., a Colorado limited partnership of which Peterson Holdings, Inc., a Colorado corporation, is the general partner. Mr. and Mrs. Peterson jointly own all of the issued and outstanding voting stock of Peterson Holdings, Inc.

(4) Includes 800,000 shares of Common Stock owned by the Boosales Family Limited Partnership, a Colorado limited partnership of which Boosales Holdings, Inc., a Colorado corporation, is the general partner. Mr. Boosales and his wife, Bonny, jointly own all of the issued and outstanding voting stock of Boosales Holdings, Inc.

(5) Includes 16,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days. Excludes 12,000 shares of Common Stock issuable on exercise of stock options that are not exercisable within 60 days.

(6) Includes 23,500 shares of Common Stock issuable pursuant to the exercise of outstanding stock options that are currently exercisable or will become exercisable within 60 days. Excludes 8,000 shares of Common Stock issuable on exercise of stock options that are not exercisable within 60 days.

(7) Consists of the Common Stock potentially issuable on conversion of the Series A Preferred Stock held by Standard Textile Co., Inc. Includes 8,000 shares of Common Stock issuable on exercise of stock options that are currently exercisable or will become exercisable within 60 days. Excludes 4,000 shares of Common Stock issuable on exercise of stock options that are not exercisable within 60 days.

(8) Consists of 566,667 shares of Series A Preferred Stock owned by Standard Textile Co., Inc., of which Mr. Heiman is a principal shareholder, President and Chief Executive Officer. This preferred stock is convertible at any time into the same number of shares of Common Stock.

(9) These securities are owned by various individual and institutional investors which own 298,500 shares, representing 5.3% of the shares outstanding, for which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

(10) Includes 23,500 shares of Common Stock issuable upon the exercise of outstanding stock options held by James M. Emanuel; 16,000 shares of Common Stock issuable on exercise of stock options held by Lee R. Kemberling; 8,000 shares of Common Stock issuable upon the exercise of outstanding stock options held by Gary L. Heiman; and 566,667 shares of

     Common Stock potentially issuable on conversion of the Series A Preferred Stock held by Standard Textile Co., Inc.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's officers and directors and persons who own ten percent or more of a registered class of the Company's equity securities to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Such officers, directors and ten percent or more shareholders are also required by SEC rules to furnish the Company with copies of all such forms that they file.

      Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that, during the period from January 1, 2000 until December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors, and ten-percent or more shareholders were satisfied, except that one Form 5 reporting certain options granted in 1999 to James M. Emanuel under the Company's 1996 Non-Employee Director Stock Option Plan was not filed until February 2001.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Company's Compensation Committee is composed of Messrs. Kemberling and Emanuel. No member of the Compensation Committee is or was formerly an officer or an employee of the Company. No interlocking relationship exists between the Company's Board of Directors or Compensation Committee and the board of directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past.

      Lee R. Kemberling, a director of the Company, is also the director, President, and sole shareholder of Kemco, Inc., a developer and manufacturer of commercial and industrial waste water and heat recovery systems that originally furnished the Company's predecessor with the water and heat reclamation equipment installed at each of its facilities. The Company paid $33,000 to Kemco in 2000 to design and supply new components for water reclamation systems. The Company believes that the terms of its transactions with Kemco approximate those that would be available from an independent third party.

      Gary L. Heiman, a director of the Company, is also the President, Chief Executive Officer, and a principal shareholder of Standard Textile Co., Inc., a developer, manufacturer, and distributor of healthcare and medical textiles and apparel. In 2000, the Company paid approximately $10.9 million to Standard Textile for purchase of reusable textile products. The Company believes that the terms of this Agreement with Standard Textile approximate those that would be available from an independent third party.

                         EXECUTIVE OFFICER COMPENSATION

EXECUTIVE COMPENSATION

      The following table sets forth certain information concerning compensation paid to or earned by the Company's Chairman and Chief Executive Officer and each of the Company's other executive officers (the "Named Officers") for the years ended December 31, 2000, 1999, and 1998:

                           SUMMARY COMPENSATION TABLE

                               ANNUAL COMPENSATION


                                                                                OTHER ANNUAL
                       NAME AND PRINCIPAL POSITIONS          YEAR     SALARY    COMPENSATION
                       ----------------------------          ----    --------   ------------
Richard Isel, Chairman and Chief Executive Officer. . . .    2000    $220,000      $14,197
                                                             1999     220,000       12,294
                                                             1998     220,000       10,385

Wayne R. Peterson, Executive Vice President. . . . . . ..    2000     200,000     --------
                                                             1999     200,000     --------
                                                             1998     200,000     --------

James T. Boosales, Executive Vice President. . . . . . ..    2000     200,000     --------
                                                             1999     200,000     --------
                                                             1998     200,000     --------

------------------

None of the Named Officers received any options or bonus compensation in any of the applicable years.

EMPLOYMENT AGREEMENTS

      The Company has employment agreements with all of the Named Officers that provide for annual salary as follows:

         NAME                                                   SALARY
         ----                                                  --------
         Richard T. Isel.......................................$220,000
         Wayne R. Peterson.....................................$200,000
         James T. Boosales.....................................$200,000

Either party may terminate these agreements without cause at any time, subject to certain notice requirements. Each officer is prohibited from competing with the Company during the three year period following termination of the officer's employment. The Company also has severance agreements with each of its executive officers that provide for a severance compensation benefit equal to two times the executive officer's annual cash compensation (payable in a lump sum) for an involuntary or constructive termination of employment following a "change of control."

OPTION GRANTS IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

      No options were granted in 2000 to any Named Officer. The Named Officers do not hold any options.

                              CERTAIN TRANSACTIONS

      The Company engaged in transactions in 2000 with Kemco, Inc., a company owned by Lee R. Kemberling, and with Standard Textile Co., Inc., a company whose President, Chief Executive Officer, and a principal shareholder is Gary L. Heiman. Mr. Kemberling and Mr. Heiman are both directors of the Company. See "Other Information - Compensation Committee Interlocks and Insider Participation."

      All transactions between the Company and its officers, directors, principal shareholders and their affiliates will continue to be approved by a majority of the Board of Directors, including a majority of the independent and disinterested outside directors on the Board of Directors, and will continue to be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS

      The Compensation Committee of the Board of Directors (the "Committee") has furnished the following report on the Company's executive compensation program. The Committee, which consists of the two outside directors listed at the end of this report, reviews and establishes specific compensation plans, salaries, option grants, and other benefits payable to the Company's executive officers. Following review and approval by the Committee, all issues pertaining to executive compensation are submitted to the entire Board of Directors for its review and approval.

      The Committee's primary objective with respect to executive compensation is to establish programs that attract and retain executive officers and align their compensation with the Company's overall business strategies, values, and performance. For executive officers and key managers other than Messrs. Isel, Peterson, and Boosales, the Company's founders and largest shareholders, the Company grants stock options as a component of total consideration to closely align their interests with the shareholders' long-term interests. Further, in evaluating annual compensation of executive officers (other than Messrs. Isel, Peterson, and Boosales) and key managers, the Committee places a relatively heavy emphasis on stock options as a percentage of total compensation, consistent with its philosophy that stock incentives more closely align the interests of company managers with the long-term interests of shareholders.

      The two components of the Company's total compensation program for executive officers have been:

      1. SALARY: Base salary is intended to be competitive with that paid to comparable executives and is also intended to reflect consideration of an officer's experience, business judgment, and role in developing and implementing overall business strategy for the Company. Base salaries are based on qualitative and subjective factors, and no specific formula is applied to determine the weight of each factor.

      The Company's executive officers have not historically participated in its incentive compensation program, and did not in 2000 receive any bonus in addition to base salary. The

Committee believes that the absence of incentive bonus has been more than offset by the substantial incentives associated with the executive officers' stock ownership.

      2. LONG-TERM STOCK INCENTIVES: The Company's 1995 Stock Option Plan and 1998 Stock Option Plan provide for the grant to employees of incentive or nonqualified stock options. Grants to executives are designed to align a significant portion of the executive compensation package with the long-term interests of the Company's shareholders by providing an incentive that focuses attention on managing the Company from the perspective of an owner with an equity stake in the business.

      Grants of stock options generally are limited to officers (other than Messrs. Isel, Peterson, and Boosales) and other key employees and managers of the Company who are in a position to contribute substantially to the growth and success of the Company. Incentive stock options and nonqualified stock options are granted for terms up to ten years, and are designed to reward exceptional performance with a long-term benefit, facilitate stock ownership, and deter recruitment of key Company personnel by competitors and others. Vesting requirements encourage loyalty to the Company.

      The Company has never granted stock options to Messrs. Isel, Peterson, and Boosales because as the Company's founders and largest shareholders, their interests are already closely aligned with those of the Company's other shareholders. The Named Officers appearing in the Summary Compensation Table held a total of 2,635,529 shares representing 46.5% of the Company's outstanding Common Stock on February 27, 2001.

      In conclusion, the Company's executive officers' stock ownership closely aligns their interests with the Company's shareholders' long-term interests, consistent with the compensation philosophies set forth above. This close alignment has existed since the Company's inception and has contributed significantly to the Company's growth and profitability.

                                               By the Compensation Committee,
                                               Lee R. Kemberling
                                               James M. Emanuel

                      COMPANY STOCK PRICE PERFORMANCE GRAPH

      The following graph shows a comparison of cumulative total shareholder return for the Company, the Nasdaq Stock Market (U.S.) Index, and the Nasdaq Health Index for the period since the Company's Common Stock began trading on July 18, 1996. This graph assumes that $100 was invested on July 18, 1996, in the Company's Common Stock and in the other indices. Note that historic stock price performance is not necessarily indicative of future stock price performance.


                          7/18/96 12/31/96 12/31/97 12/31/98 3/31/99 6/30/99   9/30/99 12/31/99 3/31/00 6/30/00 9/30/00 12/31/00

SRI/Surgical Express,
  Inc.                    $100.00 $155.92  $180.26  $123.68  $107.89 $122.37  $ 81.58   $72.37   $51.32  $81.58 $130.26  $159.21

Nasdaq Stock Market
  (U.S. Index)            $100.00 $116.21  $140.60  $200.32  $224.96 $246.09  $252.22  $372.79  $418.44 $363.81 $334.80  $224.35

Nasdaq Health Index       $100.00 $ 97.58  $ 99.45  $ 84.99  $ 75.68 $ 93.49  $ 69.08  $ 68.01  $ 70.69 $ 72.14 $ 80.09  $ 93.24

                                 PROPOSAL NO. 2

            AMENDMENT TO 1996 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      The Company's 1996 Non-Employee Director Stock Option Plan (the "Director Plan") was adopted by the Company's Board of Directors on May 2, 1996, and amended by a First Amendment to 1996 Non-Employee Director Stock Option Plan dated as of October 17, 1996. The Director Plan provides for the granting to non-employee directors of the Company of non-qualified stock options of the Company.

      As of March 20, 2001, options to purchase a total of 75,500 shares were outstanding under the Director Plan, and 24,500 shares remained available for future grants (without giving effect to the increase in shares being presented to the shareholders for approval at the Annual Meeting).

PROPOSAL

      In March 2001, the Board of Directors adopted an amendment to the Director Plan, to be effective as of June 1, 1999, to increase the aggregate number of shares reserved for issuance under the Director Plan by 100,000 shares, from 100,000 to 200,000 shares, and to amend the formula for calculating the exercise price for options granted under the Director Plan to the following: For so long as the Company's Common

Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock is the mean average of the high and low prices of the shares as quoted in the WALL STREET JOURNAL on the date of grant. Currently, the exercise price is determined by calculating the average closing price of a share on Nasdaq for the date of grant of the option and the day immediately preceding the date of grant of the option. At the Annual Meeting, the shareholders are being requested to approve this amendment.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      Affirmative votes constituting a majority of the shares present or represented by proxy at the Annual Meeting will be required in order to approve the amendments to the Director Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

      Certain features of the Director Plan are outlined below. This summary is qualified in its entirety by the full text of the Director Plan (including the text of the proposed amendment to the Director Plan described above) that was filed electronically with this Proxy Statement with the Securities and Exchange Commission. This text is not included as an exhibit in the printed version of this Proxy Statement.

      PURPOSE. The purpose of the Director Plan is to enable the Company to compete successfully in attracting, motivating, and retaining non-employee directors with outstanding abilities by making it possible for them to purchase shares on terms that will give them a direct and continuing interest in the future success of the businesses of the Company and encourage them to remain as directors of the Company.

      ADMINISTRATION. The Director Plan is intended to constitute a formula plan and to meet the requirements of Rule 16b-3 adopted under the Securities Exchange Act of 1934, as amended, and accordingly is intended to be self-governing. The Board of Directors resolves any questions of interpretation that arise with respect to the plan.

      ELIGIBILITY AND GRANTS OF OPTIONS. The Director Plan provides that stock options may be granted to members of the Company's Board of Directors who are not employees of the Company or any of its subsidiaries. Automatically upon his or her election or re-election, each elected non-employee director is granted an amount of options equal to 4,000 times the number of years for which the non-employee director is elected to serve. These options will vest in increments of 4,000 shares on the non-employee director's completion of each successive year of service in his term. All options not vested when a non-employee director ceases to be a director of the Company for any reason terminate immediately.

      TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Director Plan is evidenced by a written stock option agreement between the director and the Company setting forth material terms and conditions of the grant, and is subject to the following terms and conditions:

      (a) EXERCISE PRICE. After giving effect to the amendment described in the Proposal above, for so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock is the mean average of the high and low prices of the shares as quoted in the WALL STREET JOURNAL on the date of grant.

      (b) EXERCISE OF THE OPTION. Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. An option may be exercised in whole at one time or in part from time to time, subject to Section 4 of the Director Plan. No shares are to be delivered upon the exercise of an option until the purchase price for the shares has been paid in full to the Company.

      (c) RESIGNATION OR DEATH. During a director's lifetime, an option is exercisable only by the director (or a permitted transferee) and only within one month after the director ceases to be a director, other than by reason of death or resignation with the Company's consent, but only to the extent the options vested prior to that date and subject to certain other provisions of the 1996 Director Plan. If the director is removed for cause, all options of the director terminate immediately on the date of removal. If a director either dies while a director or ceases to be a director with the Company's consent, then the director may exercise vested options at any time within one year after the death or resignation of such director and prior to the termination or expiration of the options.

      (d) TERMINATION OF OPTIONS. Options granted under the Director Plan expire ten years from the date of grant, unless terminated earlier pursuant to certain provisions in Section 4(e) and 4(f) of the 1996 Director Plan.

      (e) NONTRANSFERABILITY OF OPTIONS. An option is not assignable or transferable by the director, other than by will or the laws of descent and distribution.

      ADJUSTMENT ON CHANGES IN CAPITALIZATION; CHANGE OF CONTROL TRANSACTIONS. The plan provides for proportionate adjustment in the number of shares subject to the directors' options on a recapitalization, reclassification, stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or other increase or decrease in the Company's shares effected without the Company's receipt of consideration. The Director Plan provides for full vesting of the stock options on certain "Change in Control" transactions, which include a liquidation or acquisition of the Company.

      AMENDMENT AND TERMINATION OF THE DIRECTOR PLAN. The Board, without further shareholder action, may amend the Director Plan; provided, that (i) an amendment may not be made without shareholder approval, if approval would be required to comply with Rule 16b-3; (ii) an amendment does not impair any right of an outstanding option without the holder's consent; and (iii) the provisions of
Section 4(a) of the Director Plan, regarding the formula for the option grants, may not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code or ERISA. The Director Plan terminates in May 2006. Options outstanding under the Director Plan at the time of its termination remain outstanding until they expire by their terms.

                                 PROPOSAL NO. 3

                       AMENDMENT TO 1998 STOCK OPTION PLAN

      The Company's Board of Directors adopted its 1998 Stock Option Plan (the "1998 Plan") on February 17, 1998, and its shareholders approved the 1998 Plan on May 19, 1998. The 1998 Plan was amended by a First Amendment to 1998 Stock Option Plan dated as of June 1, 1999, to amend the formula for calculating the exercise price of options granted under the 1998 Plan, and by a Second Amendment to 1998 Stock Option Plan dated as of January 1, 2001, to change the Company's name from Sterile Recoveries, Inc. to SRI/Surgical Express, Inc. The 1998 Plan provides for grants to Company employees of both incentive stock options and nonstatutory stock options. As of March 20, 2001, options to purchase a total of 176,000 shares were outstanding under the 1998 Plan, and 124,000 shares remained available for future grants (without giving effect to the increase in shares being presented to the shareholders for approval at the Annual Meeting).

PROPOSAL

      In March 2001, the Board of Directors amended the 1998 Plan to increase by 300,000 shares, from 300,000 to 600,000, the aggregate number of shares reserved for issuance under the 1998 Plan. The shareholders are asked to approve this amendment at the Annual Meeting.

      The proposed amendment to the 1998 Plan would give the Board of Directors the ability to grant additional stock options to employees. The Company believes that grants of stock options motivate high levels of performance and provide an effective means of recognizing employee contributions to the Company's success. Moreover, option grants align the interests of the employees with the interests of the shareholders. When the Company performs well, employees are rewarded along with other shareholders. The Company believes that option grants are of great value in recruiting and retaining key personnel. The Board of Directors believes that the ability to grant options will be important to the future success of the Company by allowing it to remain competitive in attracting and retaining key personnel.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      Affirmative votes constituting a majority of the shares present or represented by proxy at the Annual Meeting will be required in order to approve the amendments to the 1998 Plan.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

SUMMARY OF 1998 STOCK OPTION PLAN

      Certain features of the 1998 Plan are outlined below. This summary is qualified in its entirety by the full text of the 1998 Plan (including the text of the proposed amendment to the 1998 Plan described above) that was filed electronically with this Proxy Statement with the Securities and Exchange Commission. This text is not included as an exhibit in the printed version of this Proxy Statement.

      PURPOSE. The purposes of the 1998 Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees of the Company, and to promote the success of the Company's business.

      ADMINISTRATION. The 1998 Plan is currently administered by the Board (in this capacity, the "Administrator"). Subject to the other provisions of the 1998 Plan, the Administrator has power to determine the terms of any options granted, including the exercise price, the number of shares subject to the options, and the exercisability of the options.

      ELIGIBILITY. The 1998 Plan provides that stock options may be granted only to employees. An employee who has been granted an option may, if he or she is otherwise eligible, be granted additional options. The term of options granted under the 1998 Plan may not exceed ten years. The Administrator selects the participants and determines the number of shares to be subject to each option. In making this determination, the Administrator accounts the duties and responsibilities of the employee, the value of his or her services to the Company, his or her potential contribution to its future success, the anticipated number of years of future service, and other relevant factors.

      TERMS AND CONDITIONS OF OPTIONS. Each option granted under the 1998 Plan is evidenced by a written stock option agreement between the employee and the Company and is subject to the following terms and conditions:

      (a) EXERCISE PRICE. The Administrator determines the exercise price of options to purchase shares of Common Stock at the time the options are granted. However, the exercise price of an incentive stock option must not be less than 100% of the fair market value of the

          Common Stock on the date when the option is granted. For so long as the Company's Common Stock is traded on the Nasdaq National Market, the fair market value of a share of Common Stock is the mean average of the high and low prices of the shares as quoted in the WALL STREET JOURNAL on the date of grant.

      (b) EXERCISE OF THE OPTION. Each stock option agreement specifies the term of the option and the date when the option is to become exercisable. The Administrator determines the terms of vesting. An option is exercised by giving written notice of exercise to the Company, specifying the number of full shares of Common Stock to be purchased and by tendering full payment of the purchase price to the Company.

      (c) TERMINATION OF EMPLOYMENT. If an employee's continuous status as an employee terminates for any reason (other than upon the employee's death or disability), unless otherwise provided in the option agreement, the employee may exercise his or her option for 90 days from the date of such termination, but only to the extent that the employee was entitled to exercise it at the date of such termination (but in no event may the option be exercised later than the expiration of the term of such option as set forth in the option agreement).

      (d) DISABILITY. If an employee's continuous status as an employee terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the employee may exercise his or her options, but only within one year from the date of such termination, and only to the extent that the employee was entitled to exercise it at the date of such termination (but in no event may the options be exercised later than the expiration of the term of such option as set forth in the stock option agreement).

      (e) DEATH. On an employee's death, the employee's estate or a person who acquired the right to exercise the deceased employee's options by bequest or inheritance may exercise the options, but only within one year following the date of death, and only to the extent that the employee was entitled to exercise it at the date of death (but in no event may the options be exercised later than the expiration of the term of such options as set forth in the stock option agreement).

      (f) TERMINATION OF OPTIONS. Options granted under the 1998 Plan expire ten years from the date of grant and may not be exercised after that time.

      (g) NONTRANSFERABILITY OF OPTIONS. Unless the stock option agreement provides otherwise, an option is not transferable by the employee, other than by will or the laws of descent and distribution, and is exercisable during the employee's lifetime only by the employee.

      (h) OTHER PROVISIONS. The stock option agreement may contain such other terms, provisions and conditions not inconsistent with the 1998 Plan as may be determined by the Administrator. Shares covered by options that have terminated and which are not exercised prior to termination are returned to the 1998 Plan.

      ADJUSTMENT UPON CHANGES IN CAPITALIZATION; CORPORATE TRANSACTION. In the event of changes in the outstanding Common Stock of the Company by reason of any stock splits, reverse stock splits, stock dividends, mergers, recapitalizations or other change in the capital structure of the Company, an appropriate adjustment will be made by the Board of Directors in: (i) the number and class of shares of stock subject to the options outstanding under the 1998 Plan and
(ii) the exercise price of any such outstanding options.

      The 1998 Plan provides for full vesting of the stock options on certain "Change in Control" transactions, which include a liquidation or acquisition of the Company. Also, if a Change of Control occurs, at the election of the Board of Directors, the Company may terminate the 1998 Plan, in which case the holder of each outstanding stock option receives the spread between the exercise price of the stock option and the market value of the Common Stock issuable on exercise of the stock option on the termination date.

      AMENDMENT AND TERMINATION OF THE 1998 PLAN. The Board may at any time amend, alter, suspend, or terminate the 1998 Plan. Any amendment or termination of the 1998 Plan does not affect options already granted and those options remain in full force and effect as if the 1998 Plan had not been amended or terminated, unless otherwise mutually agreed between the employee and the Company. The 1998 Plan terminates in February 2008. Any options outstanding under the 1998 Plan when it terminates remain outstanding until they expire by their terms.

                                 PROPOSAL NO. 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Company engaged Ernst & Young LLP to audit its financial statements for the fiscal year ending December 31, 2001. Ernst & Young LLP has audited the Company's financial statements since 1999. A representative of Ernst & Young LLP is expected to be present at the meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

REQUIRED VOTE; RECOMMENDATION OF THE BOARD OF DIRECTORS

      The Board of Directors has conditioned its appointment of the Company's independent auditors upon the receipt of the affirmative vote of a majority of the shares represented, in person or by proxy, and voting at the Annual Meeting, which shares voting affirmatively also constitute at least a majority of the required quorum. In the event that the shareholders do not approve the selection of Ernst & Young LLP, the appointment of the independent auditors will be reconsidered by the Board of Directors.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                                  OTHER MATTERS

      The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

      It is important that your shares be represented at the meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute the accompanying proxy card and return it in the enclosed envelope.

                                               THE BOARD OF DIRECTORS
                                               Tampa, Florida
                                               March 28, 2001

                      (This page intentionally left blank)

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

      The Audit Committee (the "Committee") of the Board of Directors (the "Board") of SRI/Surgical Express, Inc. (the "Company") has the oversight responsibility, authority and specific duties described in this Audit Committee Charter (the "Charter").

COMPOSITION

      The Committee will be comprised of three or more directors as determined by the Board. Each of the members of the Committee will meet the independence and experience requirements of the National Association of Securities Dealers ("NASD"). To be considered "independent," a member must not have a relationship with the Company that, in the Board's opinion, would interfere with the exercise of the member's independent judgment in carrying out the responsibilities of a director. All Committee members must be financially literate, or must become financially literate within a reasonable period of time after appointment to the Committee, and at least one member must have accounting or related financial management expertise. The members of the Committee will be elected annually at the organizational meeting of the full Board held in May. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

      The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities to the shareholders, potential shareholders, the investment community, and others with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the Board of Directors and the independent accountants and financial management. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that they are ultimately accountable to the Board and the Committee. The Committee regularly reports to the Board concerning its activities.

      Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants, or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

      Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to (1) approve the retention of external professionals to render advice and counsel in such matters and (2) access all books, records, facilities, and personnel of the Company. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

      The Committee is to meet at least two (2) times annually and as many additional times as the Committee deems necessary. The Committee Chair will determine or approve the agenda for each meeting. The Committee is to meet in separate executive sessions with the chief financial officer and the independent accountants at least once each year and at other appropriate times.

ATTENDANCE

      Committee members will use diligent efforts to attend all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants attend Committee meetings.

SPECIFIC DUTIES

      In carrying out its oversight responsibilities, the Committee will:

      1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable NASD Audit Committee Requirements.

      2. Review generally with the Company's management and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls. Evaluate whether management is setting the appropriate tone by communicating to its staff the importance of internal controls and ensuring that all individuals understand their roles and responsibilities. Review the Company's program for monitoring compliance with the its code of conduct regarding internal controls.

      3. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgments about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

      4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm with the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

      5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

      6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Forms 10-Q.

      7. At the completion of the annual audit, review with management and the independent accountants the following:

      o The annual financial statements and related footnotes and financial information to be included in the Company's annual report to shareholders and on Form 10-K.

      o Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

      o Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements.

      o Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgment about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

          If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

      8. After preparation by management and review by the independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published every three (3) years as an appendix to the proxy statement.

      9. Require that the independent accountants review the Company's interim financial statements prior to the quarterly filing of the Company's Form 10-Q in accordance with the procedures set forth in SAS 71 and require that the independent accountants discuss with the Committee and management the results of the quarterly review and any other matters required to be communicated to the Committee by the independent accountants under generally accepted auditing standards. The Committee may, but is not required to, review these interim statements.

      10. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

      11. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as 'material' or 'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

      12. Recommend to the Board the selection, retention or termination of the Company's independent accountants.

      13. Review with management and the independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

      14. Review the policies and procedures in effect for considering officers' expenses and perquisites.

      15. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee-related rules of the NASD, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

--------------------------------------------------------------------------------

PROXY                2001 ANNUAL MEETING OF SHAREHOLDERS OF
                           SRI/SURGICAL EXPRESS, INC.
              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned appoints Wayne R. Peterson and James T. Boosales, and each of them, as proxies, each with full power of substitution, to represent and to vote all shares of voting Common and Series A Preferred Stock of SRI/SURGICAL EXPRESS, INC., a Florida corporation (the "Company"), at the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 16, 2001, at 10:00 a.m., EST, and any adjournments thereof:

1.  Election of directors for terms expiring in 2004:

    [ ] FOR THE ELECTION OF WAYNE R. PETERSON AND N. JOHN SIMMONS, JR. (the "Nominees") for terms expiring in 2004
    [ ] WITHHOLD AUTHORITY TO VOTE FOR THE NOMINEES

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.)

2.  Approve amendments to the Company's 1996 Non-Employee Director Stock Option Plan (page 12 of the Proxy Statement)

                        [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN

3.  Approve an amendment to the Company's 1998 Stock Option Plan (page 14)

                        [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN

4.  Appointment of Ernst & Young LLP as the Company's auditors.

                        [ ] FOR                     [ ] AGAINST                     [ ] ABSTAIN

5.  In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                                           (continued, and to be signed on reverse side)

--------------------------------------------------------------------------------
                          (continued from other side)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Nominees, FOR approval of amendments to the 1996 Non-Employee Director Stock Option Plan, FOR approval of an amendment to the 1998 Stock Option Plan, and FOR the appointment of Ernst & Young LLP as the Company's auditors.


                                DATED ____________________________________, 2001

                                ________________________________________________
                                Signature of Shareholder

                                ________________________________________________
                                Signature of Shareholder if held jointly

                                ________________________________________________
                                Number of Shares held by Shareholder

                                Do you plan to attend       [ ]    [ ]
                                the Annual Meeting?         Yes    No


Please sign exactly as your name appears on this proxy. If shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE COMPLETE, SIGN, DATE, AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE.